Exhibit 10.24
AMENDMENT No. 1
TO THE A330-200 FREIGHTER PURCHASE AGREEMENT
Dated as of June 20, 2007
between
Airbus S.A.S.,
Seller
and
AYR FREIGHTER LLC
Buyer
AYR Freighter LLC — A330 — 200F
Amendment No. 1

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This Amendment No. 1 (hereinafter referred to as the “Amendment”) is entered into as of November 6, 2007, between Airbus S.A.S. a Société par Actions Simplifée organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and AYR FREIGHTER LLC a limited liability company organized and existing under the laws of the State of Delaware (hereinafter referred to as the “Buyer”).
WHEREAS, the Buyer and the Seller have entered into a Purchase Agreement (“the Agreement”) dated as of June 20th, 2007 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330-200F Aircraft as described in the Agreement.
WHEREAS, the Buyer now wishes, in light of the availability of the new Pratt and Whitney 4170 Propulsion systems (the “PW4170 Propulsion Systems”) for the A330-200 Freighter model aircraft, to select the PW4170 Propulsion Systems and make the appropriate changes to the Agreement to reflect the terms and conditions applicable to the PW4170 Propulsion Systems.
Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Agreement.
Both parties agree that this Amendment, upon execution thereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Amendment.
AYR Freighter LLC — A330 — 200F
Amendment No. 1

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NOW THEREFORE IT IS AGREED AS FOLLOWS:
As a result of the Buyer’s wish to substitute the PW4168A type Propulsion Systems as set forth in the Agreement for the PW4170 Propulsion Systems, the following clauses of the Agreement will be modified:
1.	Clause 2 — Specification

Para 2.2.1 is deleted in its entirety and replaced by the following:

QUOTE
2.2.1 Available Propulsion Systems

Each of the Aircraft shall be equipped with any of the set of two Rolls Royce Trent 772B engines, or two Pratt & Whitney PW4170 engines.

(in each case the “Propulsion Systems”), as shall be selected by the Buyer pursuant to sub-Clause 2.2.2 below. Each Propulsion Systems shall include nacelles, thrust reversers and associated standard equipment, installed on such Aircraft on Delivery.
UNQUOTE

2.	Clause 3 — PRICE

Paragraph 3.1.3 (i) of Clause 1 of Schedule 1 to Purchase Agreement stating the Base Price of the Propulsion Systems is cancelled in its entirety and replaced by the following:

QUOTE
[***]
UNQUOTE
AYR Freighter LLC — A330-200F
Amendment No. 1

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.	Exhibit H — Part 2 : PRATT AND WHITNEY PRICE REVISION FORMULA

Paragraph 1 of Part 2 of the Exhibit H is hereby deleted and replaced by the following paragraph:

QUOTE
[***]
UNQUOTE

4.	Clause 4 — PRICE REVISION

Paragraph 4.2.2 of the Agreement is deleted in its entirety and no further force and effect.

5.	Letter Agreement No. 4 — Other Matters

Paragraph 5.1 of Letter Agreement No. 4 of the Agreement is now deleted in its entirety and of no further force or effect.

6.	Letter Agreement No. 8 — Performance Guarantees

Letter Agreement No. 8 of the Agreement is deleted in its entirety and replaced with a restated Letter Agreement No. 8 (the “Restated Letter Agreement No. 8”) to the Agreement attached hereto.
AYR Freighter LLC — A330-200F
Amendment No. 1

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

7.	Confidentiality

This Amendment (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party except in accordance with Clause 22.9 of the Agreement. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.
AYR Freighter LLC — A300-200F
Amendment No. 1

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If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Amendment to the Seller.

Agreed and Accepted		Agreed and Accepted
For and on behalf of		For and on behalf of
AYR FREIGHTER LLC		AIRBUS S.A.S.

By:	/s/ Michael Platt	By:	/s/ Christophe Mourey
	Its: Managing Director		Its: Senior Vice President Contracts
	Date: 7 November 2007		Date: 6 November 2007
AYR Freighter LLC — A300-200F
Amendment No. 1

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